UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report- October 29, 2009
(Date of earliest event reported)

US GEOTHERMAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-117287	84-1472231
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

1505 Tyrell Lane, Boise, Idaho 83706
(Address of principal executive offices)

208-424-1027
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 29, 2009, the board of directors of U.S. Geothermal Inc. (the "Company") amended and restated the Company's bylaws to permit the Company's annual meeting of shareholders to be held either on a date within thirteen months after the date of the preceding annual meeting or on such other date as is designated from time to time by the board of directors and stated in the notice of the meeting. Prior to such amendment, the bylaws of the Company required the annual meeting to be held within thirteen months after the date of the preceding annual meeting.

The amended and restated bylaws of the Company, a copy of which is filed as Exhibit 3.4 hereto, took effect as of October 29, 2009.

Item 8.01     Other Events.

On October 29, 2009, the board of directors also approved a new insider trading policy.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit
Number	Description

3.4	First Amended and Restated Bylaws of U.S. Geothermal Inc. (a Delaware corporation)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GEOTHERMAL INC.

Date: November 3, 2009	/s/ Kerry D. Hawkley
Kerry D. Hawkley
Chief Financial Officer